Exhibit 10.9

INTERCOMPANY NOTE

New York, New York
US$117,200,000	November 15, 2007

Reference is made to the Indenture dated as of November 15, 2007 (the “Indenture”), among Symmetry Holdings Inc., a Delaware corporation (“Symmetry”), Novamerican Steel Finco Inc., a Delaware corporation (the “Company”), the other subsidiaries of Symmetry identified therein, The Bank of New York, as trustee, and BNY Trust Company of Canada, as Canadian Collateral Agent for the benefit of the Company and its successors and assigns.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Indenture.  This Intercompany Note is one of the Intercompany Notes referred to in the Indenture.

632421 N.B. Ltd., a New Brunswick corporation (to be continued as a Canadian corporation and to become Novamerican Steel Inc., a Canadian corporation formed by amalgamation with Novamerican Steel Inc. on the Effective Date) (the “Payor”), for value received, hereby unconditionally promises to pay to the order of the Company and its successors and assigns, in lawful money of the United States of America, or in lawful money of Canada, at the discretion of the Company, on the date on which a demand for payment is made by the Company, or its successors or assigns, as the case may be, the principal sum of US$117,200,000, or a portion thereof specified in such demand, together with interest thereon as hereinafter provided.

Upon the commencement of any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, receivership or liquidation or similar proceeding of any jurisdiction relating to the Payor, all amounts owed by the Payor to the Company shall become immediately due and payable without presentment, demand, protest or notice of any kind whatsoever in connection with this Intercompany Note.

SECTION 1.  Interest.  (a) Interest shall accrue and compound quarterly on December 1, March 1, June 1 and September 1 of each year and be payable as demanded by the Company, on the outstanding principal amount of this Intercompany Note at LIBOR (the British Bankers Association (or any successor thereto) rate fixed in London as published by Reuters Information Service, or Bloomberg News Service or any other news service mutually agreeable to the Payor and the Company), as in effect from time to time, for the interest period selected by the Payor, plus 1.75%; provided, however, that after and during the occurrence of a default hereunder, interest shall accrue and be payable at LIBOR, as in effect from time to time, for the interest period selected by the Payor, plus 2.00%.

(b) All interest hereunder shall be computed on the basis of a year of 360 days.

(c) For the purposes of the Interest Act (Canada), in any case in which an interest rate is stated in this Intercompany Note to be calculated on the basis of a year of 360 days or any other period of time that is less than a calendar year, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent is the rate so determined multiplied by the actual number of days in the calendar year for which the calculation is made and divided by either 360 or such other period of time, as the case may be.  In addition, the principles of deemed investment of interest do not apply to any interest calculations under this Intercompany Note and the rates of interest stipulated in this Intercompany Note are intended to be nominal rates and not effective rates or yields.

(d) If any provision of this Intercompany Note would obligate the Payor to make any payment of interest or other amount payable to the Company, or its successors or assigns, in an amount or calculated at a rate which would be prohibited by law or would result in the receipt by the Company, or its successors or assigns, of interest at a criminal rate (as such terms are construed under the Criminal Code (Canada)), then notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or so result in a receipt by the Company, or its successors or assigns, of interest at a criminal rate, such adjustment to be effected, to the extent necessary, as follows: (i) first, by reducing the amount or rates of interest required to be paid under this Section; and (ii) second, by reducing any fees, commissions, premiums and other amounts which would constitute interest for purposes of Section 347 of the Criminal Code (Canada).  If, notwithstanding the foregoing, and after giving effect to all adjustments contemplated thereby, the Company, or its successors or assigns, shall have received an amount in excess of the maximum amount permitted by the preceding sentence, then the Payor shall be entitled, by notice in writing to the Company, and/or, as applicable, its successors and assigns, to obtain reimbursement from such person of an amount equal to such excess, and, pending such reimbursement, such amount shall be deemed to be an amount payable by the Company, or its successors or assigns, to the Payor.  Any amount or rate of interest referred to in this paragraph shall be determined in accordance with generally accepted actuarial practices and principles as an effective annual rate of interest over the term of any borrowing on the assumption that any charges, fees or expenses that fall within the meaning of “interest” (as defined in the Criminal Code (Canada)) shall, if they relate to a specific period of time, be prorated over that period of time and otherwise be prorated over the period from date of this Intercompany Note to the date of demand and, in the event of dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by the Canadian Collateral Agent shall be conclusive for the purposes of such determination absent manifest error.

SECTION 2.  Priority, Ranking and Security.  (a) This Intercompany Note is a senior secured obligation of the Payor and shall not be subordinated or junior in right of payment or distribution to any other indebtedness, liabilities or obligation of any kind or nature whatsoever and shall be senior or pari passu in right of payment and distribution to any and all such other indebtedness, liabilities and obligations of the Payor.

(b) The obligations of the Payor under this Intercompany Note and the other applicable Intercompany Note Documents shall be secured by a security interest in the Intercompany Note Assets in accordance with Section 4.15 of the Indenture.  The

Payor hereby agrees to execute and deliver such other Intercompany Note Documents simultaneously with this Intercompany Note pursuant to which the Payor will grant such security interest in the Intercompany Note Assets.

(c) This Intercompany Note constitutes a title of indebtedness for all purposes of Article 2692 of the Civil Code of Quebec.

SECTION 3.  Prepayments; Set-off.  (a)  This Intercompany Note shall not be prepayable by the Payor, except in accordance with the Indenture.  The Payor waives and agrees not to assert, claim or endeavour to exercise any right of deduction, set-off, counterclaim or other right to claim reduction of any amount payable under this Intercompany Note as a result of any claim or other indebtedness owing by the Company, or its successors or assigns, to the Payor from time to time.

(b)  All prepayments hereunder shall first be applied to accrued interest and then to the principal of this Intercompany Note.

SECTION 4.  Amendments.  This Intercompany Note shall not be amended except in accordance with the Indenture.

SECTION 5.  Cancellation.  The Company shall not cancel or compromise this Intercompany Note or contribute this Intercompany Note to the capital of the Payor.  Each of the Payor and the Company agrees that any prepayment, amendment, cancelation, compromise or contribution in violation of this Section 5 or Section 3 or Section 4 shall be of no force or effect.

SECTION 6.  Conversion of Currencies.  (a)  If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due under this Intercompany Note in one currency into another currency, the Payor agrees, to the fullest extent that it may legally and effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Company could purchase such first currency with such other currency in New York, New York, on the Business Day immediately preceding the day on which final judgment is given.

(b)  The obligations of the Payor in respect of any sum due under this Intercompany Note in one currency shall, to the extent permitted by applicable law, notwithstanding any judgment in a second currency, be discharged only to the extent that on the Business Day following receipt of any sum adjudged to be so due in the judgment currency, the Company may in accordance with normal banking procedures purchase such first currency in the amount originally due with the judgment currency.  If the amount of such first currency so purchased is less than the sum in such first currency originally due to the Company, the Payor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Company against the resulting loss.

SECTION 7. Miscellaneous.  (a)  The Payor hereby waives presentment, demand, protest and notice of any kind whatsoever in connection with this Intercompany Note.  The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

(b)  This Intercompany Note shall be construed in accordance with and governed by the law of the State of New York.

(c)  All borrowings evidenced by this Intercompany Note and all payments and prepayments of the principal hereof and interest hereon shall be endorsed by the holder hereof (including any pledgee hereof) on the schedule attached hereto and made a part hereof or on a continuation thereof that shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not affect the obligation of the Payor under this Intercompany Note.

(d)  All payments and prepayments of the principal hereof and interest hereon shall be payable in lawful money of the United States of America, or in lawful money of Canada, at the discretion of the Company.

(e)  The Payor acknowledges that this Intercompany Note is, simultaneous with its execution and delivery to the Company, being pledged by the Company to secure the Notes Obligations.  The Collateral Agent, on behalf of the Secured Parties, is a third party beneficiary of this Intercompany Note and may enforce this Intercompany Note against the Payor to the extent set forth in the Indenture and the Collateral Agreement.  Also, for purposes of the laws of the Province of Quebec, namely Articles 2710 and 1641 of the Civil Code of Québec, the Payor acquiesces to the Company’s security in the claim resulting from this Intercompany Note, which is being pledged by the Company as aforementioned.

SECTION 8. Submission To Jurisdiction; Waivers.  The Payor hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Intercompany Note, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Payor at 28 West 44th Street, 16th Floor, New York, New York 10036, Attention: General Counsel;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

SECTION 9. WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS INTERCOMPANY NOTE.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS INTERCOMPANY NOTE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.

IN WITNESS WHEREOF, the undersigned has caused this Intercompany Note to be duly executed as of the day and year first above written.

632421 N.B. LTD.,

By
/s/ Karen G. Narwold
Name: Karen G. Narwold
Title: Secretary

Intercompany Loans and Payments

	Amount of Intercompany	Payments		Unpaid Principal Balance of Intercompany	Name of Person Making
Date	Loan	Principal	Interest	Note	Notation

Note Power

For value received, the signatory hereto transfers and assigns unto                                                                          all of its rights, title and interest in that certain $117,200,000 Intercompany Note dated November 15, 2007 (the  “Intercompany Note”), originally issued by 632421 N.B. Ltd., a New Brunswick corporation (which continued as a Canadian corporation and became Novamerican Steel Inc., a Canadian corporation formed by amalgamation with Novamerican Steel Inc. immediately upon the effective date of the Intercompany Note), and does hereby irrevocably constitute and appoint                                          attorney to transfer the Intercompany Note with full power of substitution in the premises.

Dated

NOVAMERICAN STEEL FINCO INC.,

By	/s/ Karen G. Narwold

Name: Karen G. Narwold
Title: Secretary

INTERCOMPANY NOTE

New York, New York
US$7,800,000	November 15, 2007

Reference is made to the Indenture dated as of November 15, 2007 (the “Indenture”), among Symmetry Holdings Inc., a Delaware corporation (“Symmetry”), Novamerican Steel Finco Inc., a Delaware corporation (the “Company”), the other subsidiaries of Symmetry identified therein, The Bank of New York, as trustee, and BNY Trust Company of Canada, as Canadian Collateral Agent for the benefit of the Company and its successors and assigns.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Indenture.  This Intercompany Note is one of the Intercompany Notes referred to in the Indenture.

632421 N.B. Ltd., a New Brunswick corporation (to be continued as a Canadian corporation and to become Novamerican Steel Inc., a Canadian corporation formed by amalgamation with Novamerican Steel Inc. on the Effective Date) (the “Payor”), for value received, hereby unconditionally promises to pay to the order of the Company and its successors and assigns, in lawful money of the United States of America, or in lawful money of Canada, at the discretion of the Company, on the date on which a demand for payment is made by the Company, or its successors or assigns, as the case may be, the principal sum of US$7,800,000, or a portion thereof specified in such demand, together with interest thereon as hereinafter provided.

Upon the commencement of any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, receivership or liquidation or similar proceeding of any jurisdiction relating to the Payor, all amounts owed by the Payor to the Company shall become immediately due and payable without presentment, demand, protest or notice of any kind whatsoever in connection with this Intercompany Note.

SECTION 1.  Interest.  This Intercompany Note shall bear no interest.

SECTION 2.  Priority, Ranking and Security.  (a) This Intercompany Note is a senior secured obligation of the Payor and shall not be subordinated or junior in right of payment or distribution to any other indebtedness, liabilities or obligation of any kind or nature whatsoever and shall be senior or pari passu in right of payment and distribution to any and all such other indebtedness, liabilities and obligations of the Payor.

(b) The obligations of the Payor under this Intercompany Note and the other applicable Intercompany Note Documents shall be secured by a security interest in the Intercompany Note Assets in accordance with Section 4.15 of the Indenture.  The Payor hereby agrees to execute and deliver such other Intercompany Note Documents simultaneously with this Intercompany Note pursuant to which the Payor will grant such security interest in the Intercompany Note Assets.

(c) This Intercompany Note constitutes a title of indebtedness for all purposes of Article 2692 of the Civil Code of Quebec.

SECTION 3.  Prepayments; Set-off.  (a)  This Intercompany Note shall not be prepayable by the Payor, except in accordance with the Indenture.  The Payor waives and agrees not to assert, claim or endeavour to exercise any right of deduction, set-off, counterclaim or other right to claim reduction of any amount payable under this Intercompany Note as a result of any claim or other indebtedness owing by the Company, or its successors or assigns, to the Payor from time to time.

(b)  All prepayments hereunder shall first be applied to accrued interest and then to the principal of this Intercompany Note.

SECTION 4.  Amendments.  This Intercompany Note shall not be amended except in accordance with the Indenture.

SECTION 5.  Cancellation.  The Company shall not cancel or compromise this Intercompany Note or contribute this Intercompany Note to the capital of the Payor.  Each of the Payor and the Company agrees that any prepayment, amendment, cancelation, compromise or contribution in violation of this Section 5 or Section 3 or Section 4 shall be of no force or effect.

SECTION 6.  Conversion of Currencies.  (a)  If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due under this Intercompany Note in one currency into another currency, the Payor agrees, to the fullest extent that it may legally and effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Company could purchase such first currency with such other currency in New York, New York, on the Business Day immediately preceding the day on which final judgment is given.

(b)  The obligations of the Payor in respect of any sum due under this Intercompany Note in one currency shall, to the extent permitted by applicable law, notwithstanding any judgment in a second currency, be discharged only to the extent that on the Business Day following receipt of any sum adjudged to be so due in the judgment currency, the Company may in accordance with normal banking procedures purchase such first currency in the amount originally due with the judgment currency.  If the amount of such first currency so purchased is less than the sum in such first currency originally due to the Company, the Payor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Company against the resulting loss.

SECTION 7. Miscellaneous.  (a)  The Payor hereby waives presentment, demand, protest and notice of any kind whatsoever in connection with this Intercompany Note.  The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

(b)  This Intercompany Note shall be construed in accordance with and governed by the law of the State of New York.

(c)  All borrowings evidenced by this Intercompany Note and all payments and prepayments of the principal hereof and interest hereon shall be endorsed by the holder hereof (including any pledgee hereof) on the schedule attached hereto and made a part hereof or on a continuation thereof that shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not affect the obligation of the Payor under this Intercompany Note.

(d)  All payments and prepayments of the principal hereof and interest hereon shall be payable in lawful money of the United States of America, or in lawful money of Canada, at the discretion of the Company.

(e)  The Payor acknowledges that this Intercompany Note is, simultaneous with its execution and delivery to the Company, being pledged by the Company to secure the Notes Obligations.  The Collateral Agent, on behalf of the Secured Parties, is a third party beneficiary of this Intercompany Note and may enforce this Intercompany Note against the Payor to the extent set forth in the Indenture and the Collateral Agreement.  Also, for purposes of the laws of the Province of Quebec, namely Articles 2710 and 1641 of the Civil Code of Québec, the Payor acquiesces to the Company’s security in the claim resulting from this Intercompany Note, which is being pledged by the Company as aforementioned.

SECTION 8. Submission To Jurisdiction; Waivers.  The Payor hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Intercompany Note, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Payor at 28 West 44th Street, 16th Floor, New York, New York 10036, Attention: General Counsel;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

SECTION 9. WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN

RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS INTERCOMPANY NOTE.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS INTERCOMPANY NOTE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.

IN WITNESS WHEREOF, the undersigned has caused this Intercompany Note to be duly executed as of the day and year first above written.

632421 N.B. LTD.,

By
/s/ Karen G. Narwold
Name: Karen G. Narwold
Title: Secretary

Intercompany Loans and Payments

	Amount of Intercompany	Payments		Unpaid Principal Balance of Intercompany	Name of Person Making
Date	Loan	Principal	Interest	Note	Notation

Note Power

For value received, the signatory hereto transfers and assigns unto                                                                          all of its rights, title and interest in that certain $7,800,000 Intercompany Note dated November 15, 2007 (the “Intercompany Note”), originally issued by 632421 N.B. Ltd., a New Brunswick corporation (which continued as a Canadian corporation and became Novamerican Steel Inc., a Canadian corporation formed by amalgamation with Novamerican Steel Inc. immediately upon the effective date of the Intercompany Note), and does hereby irrevocably constitute and appoint                                          attorney to transfer the Intercompany Note with full power of substitution in the premises.

Dated

NOVAMERICAN STEEL FINCO INC.,

By
/s/ Karen G. Narwold
Name: Karen G. Narwold
Title: Secretary